UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 5, 2005

CINCINNATI BELL INC.
(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-8519	31-1056105
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 East Fourth Street, Cincinnati, OH 45202
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code	(513) 397-9900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K	Cincinnati Bell Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On August 5, 2005, Cincinnati Bell Inc. (the “Company”) entered into a Note Repurchase Agreement (the “Repurchase Agreement”) with the holders (the “Holders”) of its Senior Subordinated Discount Notes due 2009 (the “Notes”). Under the Repurchase Agreement, the Company will repurchase (the “Repurchase”) all of the outstanding Notes and amend certain provisions (the “Amendments”) of the Purchase Agreement dated as of December 9, 2002, as amended to the date hereof (the “Purchase Agreement”), by and among the Company and the purchasers listed on the signature pages thereto entered into in connection with the initial private placement of the Notes.

Under the terms of the Repurchase Agreement, the Company’s obligation to repurchase the Notes is conditioned upon, among other things, the receipt by the Company of net proceeds from new borrowings under its senior credit facilities in an amount sufficient to provide all of the funds necessary to finance the Repurchase on terms and conditions satisfactory in all respects to the Company. The aggregate purchase price for all of the outstanding Notes will be determined based upon the closing date of the Repurchase and is expected to range from $446,828,526 if the Repurchase closes on August 15, 2005 and to $447,871,782 if the Repurchase closes on September 2, 2005. If the Repurchase does not close on or before September 2, 2005, the parties have agreed to use their reasonable efforts to agree on a purchase price for the Notes.

The Amendments set forth in the Repurchase Agreement delete Section 9 and Section 10 of the Purchase Agreement in their entirety and thereby eliminate, among other things, (i) the Company’s obligation to provide the Holders with certain financial information and (ii) the right of certain Holders to designate a non-voting observer to attend and participate in all meetings of the Company’s board of directors. The Amendments will not become effective unless and until the Company consummates the Repurchase.

The above summary of the Repurchase and the Amendments is qualified in its entirety by the complete terms and provisions of the Repurchase Agreement attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
10.1	Note Repurchase Agreement dated as of August 5, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI BELL INC.

		By:	/s/ Christopher J. Wilson
Christopher J. Wilson
Vice President and General Counsel

Date	August 8, 2005

Exhibit Index

Exhibit No.	Exhibit
10.1	Note Repurchase Agreement dated as of August 5, 2005